                  SCHEDULE 14A
                (Rule 14a-101)
     Information Required in Proxy Statement
           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and
Exchange Act of 1934
     Filed by the registrant [X]
     Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Beacon Global Advisors Trust
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:


    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount previously paid:

    (2) Form, schedule or registration statement no.:

    (3) Filing party:

    (4) Date filed:

BEACON GLOBAL ADVISORS TRUST
The Cruelty Free Value Fund
8260 Greensboro Drive
Suite 250
McLean, Virginia 22102-3801
Telephone (800) 662-9992



December 19, 1997


Dear Shareholder:

Zurich Insurance Company ("Zurich") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and The Cruelty Free Value Fund's (the "Fund") sub-investment manager, Zurich Investments Management, Inc. ("ZIM"), will be combined with SKI. Because of the transaction, it is necessary for the Fund to approve a new sub-investment management agreement.

If THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT IS APPROVED, YOUR FUND SHARES WILL NOT CHANGE, THE ADVISORY FEE RATES FOR THE FUND WILL NOT CHANGE, THE FEE RATE PAYABLE UNDER THE FUND'S RULE 12B-1 PLAN WILL NOT CHANGE, AND MOST IMPORTANTLY THE FUND WILL CONTINUE TO PURSUE INVESTMENTS IN COMPANIES OR SUBSIDIARIES OF SUCH COMPANIES WHICH DO NOT HARM ANIMALS. FURTHER, YOU SHOULD CONTINUE TO RECEIVE THE HIGH QUALITY INVESTMENT MANAGEMENT THAT YOU HAVE HAD SINCE THE INCEPTION OF THE FUND.

The Board of Trustees has unanimously approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals.

As always, I thank you for your confidence and support.

Sincerely,

Richard A. Ollen
President

BEACON GLOBAL ADVISORS TRUST
The Cruelty Free Value Fund
8260 Greensboro Drive
Suite 250
McLean, Virginia 22102-3801
Telephone (800) 662-9992

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
JANUARY 5, 1998


DECEMBER 19, 1997


TO THE SHAREHOLDERS OF THE CRUELTY FREE VALUE FUND:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Meeting") of The Cruelty Free Value Fund (the "Fund") will be held on Monday, January 5, 1998, at 10:00 a.m., Eastern Standard Time, at the offices of Donatelli & Klein, Inc. Artery Plaza, 7200 Wisconsin Avenue, Suite 310, Bethesda, Maryland 20814. The following matters will be acted upon at that time:

1. To approve a new sub-investment management agreement with Scudder Kemper Investments, Inc. ("SKI") (or with Zurich Investments Management, Inc.("ZIM") transferable to SKI)on the same terms as the current sub-investment management agreement with ZIM.

2. To ratify or reject the selection of Johnson Lambert & Co. as the Fund's independent public accountants for the current fiscal year.

3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

     The proposals referred to above are discussed in the Proxy
Statement attached to this Notice. Shareholders of record of the Fund at the close of business on December 4, 1997, have the right to vote at the Meeting.

     Shareholders are invited to attend in person. If you plan to attend the Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY.

                         By Order of the Board of Trustees

                         Michelle A. Whalen
                         Secretary


              PLEASE RETURN YOUR PROXY IMMEDIATELY
           TO PREVENT ADDITIONAL SOLICITATION EXPENSE

                      PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees (the "Trustees")of Beacon Global Advisors Trust (the "Trust"), for use at a Special Meeting of Shareholders of The Cruelty-Free Value Fund (the "Meeting") scheduled for Monday, January 5, 1998, at 10:00 a.m., Eastern Standard Time, at the offices of Donatelli & Klein, Inc. Artery Plaza, 7200 Wisconsin Avenue, Suite 310, Bethesda, Maryland 20814, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about December 19, 1997.

     The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the "Act"). The Trust currently offers one series of shares: The Cruelty Free Value Fund (the "Fund"), which has no sales charge but is subject to annual 12b-1 Plan expenses. The Fund has authorized an unlimited number of shares of beneficial interest (no par value per share). The shares of the Fund have non-cumulative voting rights.

     All proxies solicited by the Trustees, which are properly executed and received by the Secretary prior to the Meeting will be voted at the Meeting, in accordance with the shareholders' instructions thereon. If no instruction is given on a proxy, it will be voted FOR each of the proposals.

     Only shareholders of record of the Fund at the close of business on December 4, 1997 ("Record Date") are entitled to notice of, and to vote on, the proposals at the Meeting and any adjournment thereof. As of Record Date, there were 41,907.782 outstanding shares of the Fund.

     The affirmative vote of a majority of the Fund's aggregate outstanding shares (defined in the Act as the lesser of (i) 67% of the shares of the Fund present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund)are needed to approve a new sub-investment management agreement (Proposal No. 1); and, to ratify the selection of independent public accountants (Proposal No. 2).

     One third of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. If a quorum is not present or represented at the Meeting, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn the Meeting to a later date, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund to act as election inspectors for the Meeting.

     In the event that a quorum is present, but sufficient votes in favor of the amendments are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting adjourned. The persons named as proxies will vote in favor of or against any such adjournment in direct proportion to the proxies received for or against the proposed amendments.

     The Trustees know of no business other than that specifically mentioned in the Notice of Special Meeting which will be presented for consideration at the Meeting. If any matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.

     As of the Record Date, the following persons owned more than 5% of the outstanding shares of the Fund's shares:

Name & Address of Beneficial Owners          Percentage of Fund

Caroline D. Gabel                               48.5%
654 "F" Street NE
Washington, DC 20002

Robert J. Henrich                           9.0%
Trst Beacon Global Advisors Ltd
Dtd 02-17-94
8260 Greensboro Drive Suite 250
McLean, VA 22102-3801

Rick F. Gartner                             5.3%
and Laurelee C. Blanchard
Jt Wros
581 Cress Street
Laguna Beach, CA 92651

   As of the Record Date, no other Trustee of the Fund, owns beneficially more than 1% of the outstanding voting shares of the Fund. The Trustees together own beneficially, more than 1% of the outstanding voting shares of the Fund by nature of Ms. Gabels' ownership of 48% of the Fund.

   Shareholders who execute proxies retain the right to revoke them at any time before they are voted by notifying the Fund or by voting at the Meeting. A proxy, when executed and not revoked, will be voted as directed. In the absence of such direction, proxies will be voted in favor of the applicable proposal.

   The solicitation of proxies is being made primarily through mailing this Proxy Statement and the accompanying Proxy. Additional solicitation may be made by the officers or Trustees of the Fund by mail, telephone or telegraph, or in person. It is not anticipated that any solicitations will be made by specially engaged employees or paid proxy solicitors. The cost of the preparation of this Proxy Statement and Proxy and the costs of solicitation will be borne by Zurich Investment Management, Inc. ("ZIM"). Further solicitation may be made by mail or telephone by regular employees of Beacon Global Advisors, Inc. (the "Advisor") who will receive no compensation for such solicitation.

   Unaudited financial statements of the Fund in the form of a Semi-Annual Report to Shareholders dated May 31, 1997 has been mailed prior to this proxy mailing. The Semi-Annual report is not to be regarded as proxy soliciting material. Shareholders may obtain the Semi-Annual Report by calling the Fund at (800) 892-9626.

PROPOSAL NO. 1
NEW SUB-INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

   ZIM is the current sub-investment advisor for the Fund. On June 26, 1997, Zurich Insurance Company ("Zurich"), (ZIM's parent company), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich will become the majority stockholder in Scudder with an approximate
70% interest, and ZIM will become a wholly-owned subsidiary of, or be combined with, Scudder ("Transaction"). Upon completion of the Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"). Scudder, a New York-based investment advisor and the investment manager for the Scudder and AARP Funds, has approximately $125 billion under management. ZIM, a Chicago-based investment advisor and the investment manager for the Kemper Funds, and its affiliates have approximately $85 billion under management. The headquarters of SKI will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of SKI and will become a member of Zurich's Corporate Executive Board. Some of the terms of the Transaction are also set forth in a form of second amended and restated Security Holders Agreement to be entered into among the beneficial owners of the capital stock of Scudder, the Scudder Representatives, Scudder, Zurich, ZKIH and the Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust.

   Consummation of the Transaction would constitute an "assignment," as that term is defined in the Act, of the Fund's current sub-investment management agreement with ZIM. As required by the Act, the current sub-investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new sub-investment management agreement (the "management agreement") between the Fund and SKI is being proposed for approval by shareholders of the Fund.(Depending on the timing of the combination of the Scudder and ZIM organizations, the new sub-investment management agreement may initially be between the Fund and ZIM for some period following the Transaction and then be transferred to SKI without further action on the part of shareholders of the Fund. Accordingly, approval of the new agreement with SKI would also include approval of any interim agreement with ZIM following the assignment of the current agreement. SKI or ZIM, as party to the new sub-investment management agreement, is sometimes referred to in this proxy statement as the "sub-investment manager.") A copy of the form of the new management agreement is attached hereto as Exhibit A.

   At the closing, Zurich and the other stockholders of SKI will enter into a New Security Holders Agreement ("SHA"). Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the SKI board and two of the four members of an executive committee, which will be the primary management-level committee of SKI. Zurich will be entitled to designate the other four members of the SKI board and the other two members of the executive committee.

   The names, addresses and principal occupations of the initial Scudder-designated directors of SKI are as follows: LYNN S. BIRDSONG, 345 Park Avenue, New York, New York, Managing Director of Scudder; CORNELIA M. SMALL, 345 Park Avenue, New York, New York, Managing Director of Scudder; and EDMOND D. VILLANI, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

   The names, addresses and principal occupations of the initial Zurich-designated directors of SKI are as follows: LAWRENCE W. CHENG, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich and a member of the Corporate Executive Board of Zurich; STEVEN M. GLUCKSTERN, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; ROLF HUEPPI, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and MARKUS ROHRBASSER, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and a member of the Corporate Executive Board of Zurich.

   The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial
Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

   The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of SKI, effecting a public offering before April 15, 2005, causing SKI to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making changes in SKI's capital structure, dissolving or liquidating SKI, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to SKI stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of SKI, rights of Zurich to repurchase SKI stock upon termination of employment of SKI personnel, and registration rights for stock held by continuing Scudder stockholders.

   The Transaction is subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%, which means that the revenues produced by Scudder's advisory fees continue to be at least 75% of what they were on June 30; Scudder and ZKI having obtained director and stockholder approvals to act as the investment advisor from U.S.-registered funds representing 90% of the assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transaction, or any litigation challenging the Transaction that is reasonably likely to result in an injunction or invalidation of the Transaction; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transaction is expected to close on or about December 31, 1997.

THE CURRENT SUB-INVESTMENT MANAGEMENT AGREEMENT



   The current sub-investment management agreement provides that the Fund's sub-investment manager, Zurich Investment Management ("ZIM") (i) manages the investment and reinvestment of the Fund's assets in accordance with the applicable investment objectives, policies and limitations set forth in the Fund's Prospectus and applicable laws and regulations; (ii) is subject to the supervision of the Advisor and the Trustees; and (iii) places orders for the purchase or sale of securities for the Fund's account with brokers or dealers selected by ZIM.

   For the services described above, the Advisor has agreed to pay ZIM, as of the close of business on the last business day of each calendar quarter, a sub-advisory fee computed at an annual rate of
 .50 of 1% of the Fund's first $50 million of average daily net assets, .35 of 1% of the Fund's next $50 million of average daily net assets and .25 of 1% of average daily net assets over $100 million. For the fiscal year-ended November 30, 1997 the sub-investment advisor received $0 in compensation.

     For the quarter and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the quarter and year, respectively.

   The current sub-investment management agreement provides that ZIM is not liable for any error of judgment or of law or for any loss suffered by the Trust or the Advisor in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZIM in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

   The sub-advisory agreement may be terminated at any time without the payment of any penalty by the Advisor or by ZIM on sixty
(60) days written notice to the other party. The Trust may effect termination without payment of any penalty by action of the Trustees or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Advisor and ZIM.

   ZIM has acted as sub-investment advisor since the Fund commenced operations on April 28, 1997. The current sub-investment management agreement was approved by the Trustees and the initial shareholder of the Fund on March 21, 1997.



   Under the terms of a separate agreement between Zurich Kemper Value Advisors ("ZKVA")( formerly Dreman Value Advisors, Inc. ("Dreman") and ZIM, ZKVA has been contracted to provide secondary
sub-investment advisory services.   ZKVA is a wholly-owned subsidiary
of Zurich and is located at 280 Park Avenue, New York, New York 10017. The current secondary sub-advisory agreement, dated March 21, 1997, was approved on March 21, 1997, by ZIM.

   The secondary sub-advisor, ZKVA: (i) manages the investment and reinvestment of the Fund's assets in accordance with the applicable investment objectives, policies and limitations set forth in the Trust's prospectus (such prospectus and statement of additional information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus")and applicable laws and regulations; (ii) is subject to the supervision of the Advisor, ZIM and the Trustees; and (iii) places orders for the purchase or sale of securities for the Fund's account with brokers or dealers selected by ZKVA. ZKVA is authorized, on behalf of the Fund to give instructions to the custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund.

    For the services described above ZIM has agreed to pay ZKVA as of the close of business on the last business day of each calendar quarter, a secondary sub-advisory fee computed at an annual rate of
 .50 of 1% of the Fund's first $50 million of average daily net assets, .35 of 1% of the Fund's next $50 million of average daily net assets and .25 of 1% of average daily net assets over $100 million. For fiscal year ended November 30, 1997 ZKVA was paid $0 pursuant to this agreement.

   For the quarter and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the quarter and year, respectively.

   The agreement provides that ZKVA is not liable for any error of judgment or of law or for any loss suffered by the Trust or the Advisor in connection with the matters to which this agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZKVA in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this agreement.

   The secondary sub-advisory agreement may be terminated at any time with respect to any series without the payment of any penalty by ZIM or by ZKVA on sixty (60) days' written notice to the other party. The Trust may effect termination with respect to the Fund without payment of any penalty by action of the Trustees or by vote of a majority of the outstanding voting securities of such series on sixty
(60) days' written notice to ZIM and ZKVA.

NEW SUB-INVESTMENT MANAGEMENT AGREEMENT

   The new sub-investment management agreement (the "new agreement") for the Fund is substantially similar to the current secondary sub-investment management agreement. There is no material difference in the substance of the obligations of the sub-investment manager under the new agreement.

   The new sub-advisor ("SKI") will: (i) manage the investment and reinvestment of the Fund's assets in accordance with the applicable investment objectives, policies and limitations set forth in the Trust's Prospectus and applicable laws and regulations; (ii) be subject to the supervision of the Advisor and the Trustees; and
(iii) place orders for the purchase or sale of securities for the Fund's account with brokers or dealers selected by SKI. SKI is authorized, on behalf of the Fund to give instructions to the custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund.

    For the services described above the Advisor will pay to SKI as of the close of business on the last business day of each calendar quarter, a sub-advisory fee computed at an annual rate of .50 of 1% of the Fund's first $50 million of average daily net assets, .35 of 1% of the Fund's next $50 million of average daily net assets and .25 of 1% of average daily net assets over $100 million.



   For the quarter and year in which this new agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the quarter and year, respectively.

   The new agreement provides that SKI shall not be liable for any error of judgment or of law or for any loss suffered by the Trust or the Advisor in connection with the matters to which this new agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of SKI in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this new agreement.

   The new agreement may be terminated at any time with respect to any series without the payment of any penalty by the Advisor or SKI on sixty (60) days' written notice to the other party. The Trust may effect termination with respect to the Fund without payment of any penalty by action of the Trustees or by vote of a majority of the outstanding voting securities of such series on sixty (60) days' written notice to SKI.

   The new agreement for the Fund will be dated as of the date of the consummation of the Transaction, which is expected to occur on or about December 31, 1997. The new agreement will be for an initial term ending on the same date as would the current secondary sub-advisory agreement but for the Transaction, and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the Trustees and, in either event, the vote of a majority of the Trustees who are not parties to the new agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

EVALUATION OF THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT BY THE
BOARD OF TRUSTEES

   The Trustees of the Fund met on December 4, 1997 to consider the new agreement and its anticipated effects upon the investment management provided to the Advisor and the Fund. The proposal was considered by all of the Trustees. After full consideration of the proposal, the Trustees, including all of the Trustees who are not parties to the new agreement or interested persons of any such party, unanimously voted to approve the new agreement and to recommend the new agreement to shareholders for their approval.

   In determining whether or not it was appropriate to approve the new agreement and to recommend approval to shareholders, the Trustees considered written material and information presented orally at the Meeting. In particular, the Trustees considered the fairness of the compensation to be received by SKI for its sub-investment advisory services. Subsequent to the Trustees's review of the material, the Trustees determined that the fee payable to SKI by the Advisor, a fee which will be the same as that paid to ZIM; was fair and reasonable, and that the proposed fees and new agreement would have no impact on the expense ratio of the Fund. The fact that the fees would remain the same was considered one of the two most important factor in recomending the acceptance of the new agreement.

   Equally important and weighted the same as the static investment advisory fee, the Trustees considered that the personnel currently responsible for the day to day investment of the Funds assets would remain the same. In proposing the new agreement, the Advisor emphasized that these individuals would still work for ZKVA which will remain a subsidiary of SKI, and they will continue to adhere to the moral screening precesses currently maintained by the Fund.

   Also discussed was the relative size and experience of the combined entities Scudder and Zurich. This factor was not deemed as important by the Trustees as the fees and management of the investments. The Trustees were also informed that in connection with the selection of brokers or dealers by SKI and the placing of orders with said brokers or dealers, SKI will seek for the Fund best execution of orders. SKI shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if SKI determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or SKI's overall responsibilities with respect to the clients of SKI as to which SKI exercises investment discretion. The Trustees recognized that all research services and research that SKI receives or generates are available for all clients and that the Fund and other clients may benefit thereby. The Trustees did not consider the use of the Funds brokerage commission in this manner to be detrimental to the Fund, but agreed to seek reports from SKI on a quarterly basis with respect to such arrangements.

   If the new agreement is not approved by the shareholders of the Fund, the Trustees of the Fund will consider what other action is appropriate based upon the best interests of the shareholders of the Fund.

BOARD RECOMMENDATION:

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT. UNLESS A CONTRARY
SPECIFICATION IS MADE, ANY EXECUTED BUT UNMARKED PROXIES WILL BE
VOTED FOR THIS PROPOSAL NO. 1.


PRPOSAL NO. 2
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

   At its meeting on December 4, 1997, upon recommendation of the Audit Committee, the Trustees, including a majority of those Trustees who are not "interested persons" of the Fund, selected the firm of Johnson Lambert & Co. to be independent public accountants to the Fund for the fiscal year ending November 31, 1998. Shareholders of the Fund are being asked at this meeting to ratify the selection of Johnson Lambert & Co. Services in connection with the audit function to be performed by the Fund's independent public accountants include:
(i) the examination of the annual financial statements of the Fund;
(ii) all services rendered in order to permit the auditors to render a formal opinion on the Fund's financial statements; and (iii) provision of assistance and consultations with respect to filings with the SEC. Johnson Lambert & Co. does not have any direct or indirect financial interest in the Fund. It is not expected that a representative of Johnson Lambert & Co. will be present at the Meeting.

BOARD RECOMMENDATION:

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE SELECTION OF JOHNSON LAMBERT & CO. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR ENDING NOVEMBER 30, 1998. UNLESS A CONTRARY
SPECIFICATION IS MADE, ANY EXECUTED BUT UNMARKED PROXIES WILL BE
VOTED FOR THIS PROPOSAL NO. 2.

MISCELLANEOUS


INFORMATION CONCERNING THE FUND'S UNDERWRITER AND ADMINISTRATOR.

   Beacon Global Advisors, Inc. (the "Distributor") is the underwriter and distributor of the Fund pursuant to a Distribution Agreement dated April 8, 1997, which was approved by the initial shareholder of the Fund on April 8, 1997. The Distributor is a broker-dealer registered with the U.S. Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc. The Distributor is located at 8260 Greensboro Drive, Suite 250, McLean, Virginia, 22102-3801. The Fund's Administrator is FPS Services, Inc. ("FPS") and is located at 3200 Horizon Drive, King of Prussia, Pennsylvania, 19406.

A COPY OF THE FUND'S SEMI-ANNUAL REPORT IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND BY CALLING 1-800-892-9626

SUBMISSION OF SHAREHOLDER PROPOSALS

   The Fund is not required, nor does it intend, to hold regular annual meetings of its shareholders. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if such a meeting is called, should submit such proposal promptly.


                            Respectively Submitted,

                            Michelle Whalen
                            Secretary

                       Exhibit A
            SUB-INVESTMENT MANAGEMENT AGREEMENT


     Agreement made this __th day of _____, 199_, by and between SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation and registered investment adviser ("Sub-Adviser") and BEACON GLOBAL ADVISORS, INC., a corporation and registered investment adviser ("Adviser").

     WHEREAS, Beacon Global Advisors Trust, a Delaware business trust ("Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), the shares of beneficial interest of the initial series of which are called The Cruelty Free Value Fund ("Fund") and are registered under the Securities Act of 1933, as amended ("1933 Act");

     WHEREAS, the Trust has retained the Adviser to render to it investment advisory and management services pursuant to an Investment Management Agreement, dated April 8, 1997 ("Management Agreement"); and

     WHEREAS, the Adviser desires at this time to retain the Sub-
Adviser to render investment advisory and management services for the Fund and the Sub-Adviser is willing to render such services;

     NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. Appointment. The Adviser hereby appoints the Sub-Adviser, and the Sub-Adviser accepts the appointment, to manage the investment and reinvestment of the assets of the Fund and to furnish other services for the period and on the terms set forth herein.

2.   Delivery of Documents.

     (a) Adviser has furnished Sub-Adviser with copies properly certified or authenticated of each of the following:

            (i) Certificate of Trust, as filed with the Secretary of State of Delaware on September 16, 1996, and all amendments thereto or restatements thereof;

            (ii) Trust Instrument and Trust's By-Laws and amendments thereto;

            (iii) resolutions of Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

            (iv) Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on October 28, 1996 and all amendments thereto; and

            (v) Trust's Registration Statement on Form N-1A under the 1933 Act (File No. 333-14919) and under the 1940 Act as filed with the SEC and all amendments thereto.

     Adviser will furnish Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing and Trust's most recent prospectus and Statement of Additional Information (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

     (b) By executing this Agreement, the Adviser acknowledges prior receipt of the Sub-Adviser's Part II of Form ADV filed with the Securities and Exchange Commission.

3. Management. The Sub-Adviser will: (i) manage the investment and reinvestment of the Fund's assets in accordance with the applicable investment objectives, policies and limitations set forth in the Trust's Prospectus and applicable laws and regulations; (ii) be subject to the supervision of the Adviser and the Board of Trustees; and (iii) place orders for the purchase or sale of securities for the Fund's account with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser is authorized, on behalf of the Fund to give instructions to the custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund. The Sub-Adviser shall have access to such reports and records of the Fund it deems necessary to perform it services hereunder.

     Except as specifically stated in this Section 3 and Section 10, the Sub-Adviser shall not be responsible for providing (i) compliance monitoring, reporting or testing; (ii) record maintenance or preparation; or (iii) accounting, tax or other services to the Fund. The Sub-Adviser will prepare and maintain the following: trade orders and written correspondence with brokers or dealers regarding such trade orders, written correspondence with the custodian(s) and accountants for the Fund and all communications with issuers regarding the voting of securities.

     In connection with the selection of brokers or dealers by the Sub-Adviser and the placing of orders with said brokers or dealers, the Sub-Adviser will seek for the Fund best execution of orders. The Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives or generates are available for all clients and that the Fund and other clients may benefit thereby.

     The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

4. Additional Series. In the event that the Trust establishes one or more additional series with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory and management services hereunder, the Adviser shall notify the Sub -Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing whereupon such series shall become subject to this Agreement.

5. Compensation. For the services described in Section 3, the Adviser will pay to the Sub-Adviser as of the close of business on the last business day of each calendar quarter, a sub-advisory fee computed at an annual rate of .50 of 1% of the Fund's first $50 million of average daily net assets, .35 of 1% of the Fund's next $50 million of average daily net assets and .25 of 1% of average daily net assets over $100 million.

     The fee as computed above shall be computed separately for each series of the Trust subject to this Agreement based on the average daily net assets of such series. For the quarter and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the quarter and year, respectively.

     All sub-advisory fees hereunder will be invoiced directly to the Adviser at the address immediately below and be due no later than thirty (30) days after the date of the invoice.

             Beacon Global Advisors, Inc.
             8260 Greensboro Drive
             Suite 250
             McLean, VA  22102-3801

6. Non-Exclusivity. The services of the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

7. Net Asset Value. The net asset value for each series of the Trust shall be calculated in accordance with the provisions of the Prospectus. On each day when net asset value is not calculated, the net asset value of a series shall be deemed to be the net asset value of such series as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

8. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Trust or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. Duration and Termination. This Agreement shall become effective with respect to the Fund on the date hereof and shall remain in full force for two years thereafter, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each series subject to this Agreement, but only as long as such continuance is specifically approved for each series at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a series, the Sub-Adviser may continue to serve in such capacity for such series in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement and may be terminated at any time with respect to any series without the payment of any penalty by the Adviser or by the Sub-Adviser on sixty (60) days written notice to the other party.
The Trust may effect termination with respect to any series without payment of any penalty by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of such series on sixty (60) days written notice to the Adviser and the Sub-Adviser.

     This Agreement may be terminated with respect to any series at any time without the payment of any penalty by the Board of Trustees of the Trust, by vote of a majority of the outstanding voting securities of such series or by the Adviser in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

     The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

     Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination.

10. Proxies, Tender Offers, Class Actions, Etc. The Sub-Adviser will act as the Trust's agent and attorney-in-fact to vote, tender, convert, endorse, transfer and deliver securities in the Fund, to elect the form of dividend payments and to execute proxies, waivers, consents and other instruments with respect to such securities, subject to any written instructions received from the Adviser or the Trust within a reasonable period prior to the action. The Sub -Adviser shall disclose to the Adviser any material conflict of interest it or its affiliates may have with respect to the vote or other requested action, within a reasonable period prior to the action.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

12. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

13. Governing Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Delaware, without giving effect to the conflicts of law principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

14. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed on behalf of each of the parties.

15. Entire Agreement. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.


                               SCUDDER KEMPER INVESTMENTS, INC.


                               By:____________________________

                               Title:




                               BEACON GLOBAL ADVISORS, INC.


                               By:____________________________

                               Title:_________________________

PROXY THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEESPROXY
       OF BEACON GLOBAL ADVISORS TRUST (the "Trust")
SPECIAL MEETING  JANUARY 5, 1998 AT 10:00 A.M. EASTERN TIME

The undersigned hereby appoints MICHELLE A. WHALEN with the power of substitution, as Proxy, and hereby authorizes her to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of THE CRUELTY FREE VALUE FUND held of record by the undersigned on December 4, 1997 at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 10:00 a.m. Eastern Standard Time on January 5, 1998 at the offices of Donatelli & Klein, Inc. Artery Plaza, 7200 Wisconsin Avenue, Suite 310, Bethesda, Maryland 20814.

1. To approve a new sub-investment management agreement with Scudder Kemper Investments, Inc. ("SKI") (or with Zurich Kemper Investments, Inc. transferable to SKI).

        For       Against   Abstain
        / /       / /       / /

2. To ratify or reject the selection of Johnson Lambert & Co as the Fund's independent public accountants for the current fiscal year.

        For      Against     Abstain
        / /       / /         / /

3. To transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

        For       Against   Abstain
        / /       / /       / /

          (Continued and to be signed on reverse.)

 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
           IN THE POSTAGE-PAID ENVELOPE PROVIDED.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE UNDERSIGNED'S VOTE, AS A SHAREHOLDER OF THE CRUELTY FREE VALUE FUND, WILL BE CAST FOR PROPOSALS (1) AND (2). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXY HOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXY HOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT THEREON. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT DATED DECEMBER 18, 1997. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.










                                       Signature*

                                  Dated:             , 1997

* Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated.

CHECK HERE   IF YOU PLAN TO ATTEND THE MEETING. (     PERSON(S) WILL
ATTEND.)